Note 16 - Regulatory Restrictions	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Banking and Thrift Disclosure [Text Block]
16.	REGULATORY RESTRICTIONS

The Company is subject to the regulatory requirements of the Federal Reserve System as a bank holding company. The bank is subject to regulations of the Federal Deposit Insurance Corporation (“FDIC”) and the State of Ohio, Division of Financial Institutions.

Cash Requirements

The Federal Reserve Bank of Cleveland requires the Company to maintain certain average reserve balances. As of December 31, 2019, the Bank had required reserves of $16.5 million comprised of vault cash and a depository amount held with the Federal Reserve Bank. The reserves requirement was reduced to zero as of December 31, 2020 as a response to FRB’s pandemic-related initiatives.

Loans

Federal law prevents the Company from borrowing from the Bank unless the loans are secured by specific obligations. Further, such secured loans are limited in amount of 10% of the Bank’s common stock and capital surplus.

Dividends

MBC is subject to dividend restrictions that generally limit the amount of dividends that can be paid by an Ohio state-chartered bank. Under the Ohio Banking Code, cash dividends may not exceed net profits as defined for that year combined with retained net profits for the two preceding years less any required transfers to surplus. Under this formula the amount available for payment of dividends for 2020 approximates $16.5 million plus 2021 profits retained up to the date of the dividend declaration.